1 | ©2014 Rosetta Stone Inc. 3Q14 Earnings October 29, 2014

2 | ©2014 Rosetta Stone Inc. Certain information contained in this presentation and certain comments today constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company's current views with respect to future events and are subject to certain risks, uncertainties, and assumptions. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including demand for our language learning solutions; the advantages of our products, services, technology, brand and business model as compared to others; our strategic focus; our ability to maintain effective internal controls or to remediate material weaknesses; our cash needs and expectations regarding cash flow from operations; our product development plans; our international operations and growth plans; our plans regarding our kiosks and retail relationships; our plans regarding our Enterprise and Education business; the impact of any revisions to our pricing strategy; our ability to manage and grow our business and execute our business strategy; our financial performance; our actions to realign our cost structure and revitalizing our go-to-market strategy; our plans to transition our distribution to more online in the consumer business; our ability to expand our product offerings beyond our core adult-focused language learning solutions, including the launch of Kids reading and brain fitness; our ability to introduce successfully Lexia’s Core5 reading product to the consumer market; our ability to expand our offerings to more devices and apps, our ability to identify and successfully close and integrate additional acquisition targets; our plans with respect to and our ability to successfully integrate Lexia, Livemocha, Tell Me More and Vivity into our business; adverse trends in general economic conditions and the other factors including the “Risk Factors” more fully described in the Company's filings with the U.S. Securities and Exchange Commission (SEC), including the Company’s annual report on Form 10-K for the year period ended December 31, 2013, which is on file with the SEC. We encourage you to review those factors before making any investment decision. You should not place undue reliance on forward-looking statements because they involve factors that are, in some cases, beyond our control and that could materially affect actual results, levels of activity, performance, or achievements. Today’s presentation and discussion also contains references to non-GAAP financial measures. The full definition and reconciliation of those measures is available in our Form 8-K filed with the SEC on October 29, 2014. Management uses these non-GAAP measures to compare the Company's performance to that of prior periods for trend analyses, for purposes of determining executive incentive compensation, and for budgeting and planning purposes. Management believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Our definitions of non-GAAP measures may not be comparable to the definitions used by other companies, and we encourage you to review and understand all our financial reporting before making any investment decision. Safe Harbor 2 Safe Harbor

3 | ©2014 Rosetta Stone Inc. 1) Total bookings grew 16% to $82MM 2) Delivered Adjusted EBITDA of $6.3MM towards high-end of guidance 3) Delivered organic E&E growth of 10% - Organic Language growth of 5% - Organic Literacy growth of 32% 4) Rebound in NA Consumer from web channel and addition of Fit Brains 5) Finalized Kids Reading product development 6) Cash increased to $49MM 3Q14 Highlights & Outlook 1) Confirming low-end of $315MM to $325MM bookings guidance range 2) Confirming low-end of FY14 Adjusted EBITDA guidance of $18MM-$22MM 3) Organic double-digit exit rate in 4Q14 - 8-10% organic Language growth - Mid-20% organic Literacy growth 4) Expect further acceleration from web, Kids Reading and Fit Brains 5) Launching Kids Reading first week of November 6) Year-end cash balance of $65-$70MM Highlights Outlook

4 | ©2014 Rosetta Stone Inc. $0 $5 $10 $15 $20 $25 $30 $35 $40 3Q13 3Q13PF 3Q14 $20.4 $27.3 $28.8 $4.2 $6.2 $8.1 M M Language Literacy  Accelerating growth in language  Growing mix of Literacy subscriptions E&E Bookings1 Drivers Bookings2,3 • Total Reported 50% • Organic E&E 10% 1. Please see the Appendix for definitions of non-GAAP metrics 2. Language includes legacy Rosetta Stone plus Tell Me More bookings 3. Assumes Rosetta Stone acquired Lexia and Tell Me More at 1/1/13 $36.9 $33.5 Organic Bookings 3Q13PF 3Q14% Δ Total E&E $ 33.5 $ 36.9 10% Literacy $ 6.2 $ 8.1 32% Language $ 27.3 $ 28.8 5% $24.6

5 | ©2014 Rosetta Stone Inc. -5% 0% 5% 10% 15% 1QA 2QA 3QA 4QF -4% 2% 5% 2014 E&E Organic Language Growth  Selling a suite of language learning solutions  Improving renewal rate and selling larger, longer-term deals  Improved selling efficiency  8%-10% growth forecast for 4Q14 E&E Language Growth Accelerating 8-10%

6 | ©2014 Rosetta Stone Inc.  DTC channel + 11%  Web Channel +21%  Improved media mix, site visits and conversion  Retail down -25%  Continued weakness in call center  Fit Brains generated bookings of $1.1MM  ~60% organic growth2 N.A. Consumer Bookings Drivers Bookings1 • Total Bookings +4% 1. Please see the Appendix for definitions of non-GAAP metrics 2. organic assumes RST acquired Fit Brains on 1/1/13 $40.2 $38.6 $- $10 $20 $30 $40 $50 3Q13 3Q14 M M DTC Retail Fit Brains & Other

7 | ©2014 Rosetta Stone Inc. 3Q14 Consumer Product Units and Paid Online Learners Product Units & ARPU1 Paid Online Learners & ARPU1 1. ARPU is defined as average revenue per unit. • Product Units increased 6% year-over-year with strong growth from web channel • Lower selling price drove ARPU decline • 46% Growth in Online Learners • Lower pricing and higher take-rate of 3 year offering drove slight ARPU decrease 142 149 158 234 133 130 166 $312 $275 $250 $234 $273 $238 $211 1 Q 1 3 2 Q 1 3 3 Q 1 3 4 Q 1 3 1 Q 1 4 2 Q 1 4 3 Q 1 4 Product Units (000's) Product Unit ARPU 81 85 89 94 100 108 129 $26 $25 $24 $23 $22 $19 $16 1 Q 1 3 2 Q 1 3 3 Q 1 3 4 Q 1 3 1 Q 1 4 2 Q 1 4 3 Q 1 4 Online Learners (000's) Monthly ARPU

8 | ©2014 Rosetta Stone Inc. 0% 50% 100% 3Q13 3Q14 69% 59% 14% 13% 17% 29% Digital Download Revenue Paid Online Learner Revenue Box Revenue  60% growth in digital download units  46% growth in Online Learners  Growth in digital driven primarily in Web channel and app store Continued Shift to Online + Digital: ~40% of Consumer Revenue Percentages may not add to 100% due to rounding Digital downloads includes app store revenue 31% 39%

9 | ©2014 Rosetta Stone Inc.  8% growth to $6.3MM driven by:  50% growth in E&E bookings  Higher E&E segment contribution of +$5.7MM  Partially offset by a decrease in Consumer segment contribution of ($4.3MM)  Higher unallocated expenses  Lower product spend offset by higher G&A 3Q14 Adjusted EBITDA Adjusted EBITDA Increased +8% Yr/Yr 1. Please see the Appendix for definitions of non-GAAP metrics $5.9 $6.3 8.0% 8.0% $0 $1 $2 $3 $4 $5 $6 $7 $8 3Q13 3Q14 A d ju ste d E B IT D A M a rg in A d ju ste d E B IT D A ( M M )

10 | ©2014 Rosetta Stone Inc. E&E Segment Contribution1 • Segment Contribution +45% • Segment Margin 50% 1. Segment Contribution is based on bookings 2. Segment Contribution Margin is Segment Contribution as a percentage of Segment Bookings $12.9 $18.6 52% 50% 20% 30% 40% 50% 60% 70% $5.0 $7.0 $9.0 $11.0 $13.0 $15.0 $17.0 $19.0 $21.0 3Q13 3Q14 M il li o n s • Sequentially increasing segment contribution 3Q14 Last 12 Months $33 $34 $38 $44 43% 41% 40% 40% 20% 25% 30% 35% 40% 45% 50% 55% 60% $- $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 4Q13 1Q14 2Q14 3Q14 M il li o n s

11 | ©2014 Rosetta Stone Inc. • Segment Contribution -28% N.A. Consumer Segment Contribution1 N.A. Consumer 1. Segment Contribution is based on bookings 2. Segment Contribution Margin is Segment Contribution as a percentage of Segment Bookings $15.2 $10.9 39% 27% 0% 10% 20% 30% 40% 50% 60% $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 3Q13 3Q14 M il li o n s $70 $65 $59 $55 41% 39% 36% 33% 20% 25% 30% 35% 40% 45% 50% 55% 60% $- $10 $20 $30 $40 $50 $60 $70 $80 4Q13 1Q14 2Q14 3Q14 M il li o n s Last 12 Months (LTM)

12 | ©2014 Rosetta Stone Inc. • Total +53%  Increase driven almost entirely by E&E  Reflects growth in E&E bookings plus acquisitions  E&E doing more multi-year deals so LT deferred revenue increasing  ~75% ST vs. ~80% in recent quarters  Improved future predictability Deferred Revenue Grew by $38MM Yr/Yr Deferred Revenue $- $20 $40 $60 $80 $100 $120 3Q13 3Q14 $73 $111 M il li o n s

13 | ©2014 Rosetta Stone Inc. Cash Generation Metrics Adjusted EBITDA Less Capex1 1. Please see the Appendix for definitions of non-GAAP metrics. Free Cash Flow1 $- $1.0 $2.0 $3.0 $4.0 $5.0 3Q13 3Q14 $3.7 $3.7 M il li o n s $(3.0) $(2.0) $(1.0) $- $1.0 $2.0 $3.0 $4.0 3Q13 3Q14 $(2.8) $3.4 M il li o n s Free Cash Flow

14 | ©2014 Rosetta Stone Inc. Guidance - Confirming Lower End of Bookings and Adjusted EBITDA 1. Please see the Appendix for definitions of non-GAAP metrics; 2. Bookings growth comment reflects run-rate growth assuming that acquisitions were included in Rosetta Stone’s 2013 bookings FY 2014 Guidance1,2 Amount/Range Commentary Consolidated Bookings $315MM to $325MM Mid-single digit % growth Adjusted EBITDA $18MM to $22MM ~5% margin Shares outstanding ~22MM Capital Expenditures $10MM to $14MM Increase due to Acquisitions & Integration Long-term effective tax rate 39%

15 | ©2014 Rosetta Stone Inc. Appendix

16 | ©2014 Rosetta Stone Inc.  Bookings represent executed sales contracts received by the Company that are either recorded immediately as revenue or as deferred revenue.  Adjusted EBITDA is GAAP net income/(loss) plus interest income and expense, other income/expense, income tax benefit and expense, depreciation, amortization and stock-based compensation expense, goodwill impairment plus the change in deferred revenue (excluding acquired deferred revenue) less the change in deferred commissions. In addition, Adjusted EBITDA excludes any items related to the litigation with Google Inc., restructuring and related wind down costs, severance costs and transaction and other costs associated with mergers and acquisitions as well as all adjustments related to recording the non-cash tax valuation allowance for deferred tax assets. Adjusted EBITDA for prior periods has been revised to conform to current definition.  Free cash flow is cash flow from operations less cash used in purchases of property and equipment. Non-GAAP Metric Definitions

17 | ©2014 Rosetta Stone Inc. Included In Segment Contribution: • Direct COGS • Direct Sales & Marketing • All media burdened in Consumer Excluded from Segment Contribution • Brand & Corporate Marketing expense • Product Development • Shared Services G&A (IT, HR, Finance, Legal, etc.) Segment Contribution Detail

18 | ©2014 Rosetta Stone Inc. Segment Economic P&L 1. Please see the Appendix for definitions of non-GAAP metrics 2. Includes non-material other expenses 3. Economic Income Statement reflects income statement based on bookings and expense lines adjusted for one-time items ($ Millions) Nine Months Ended Sept. 30, 2014 NA Consumer E&E ROW Consumer Corporate Consolidated Bookings1 $111.2 100% $84.4 100% $16.8 100% $0.0 n/a $212.4 100% Direct COGS $16.1 15% $8.7 10% $5.0 30% n/a $29.8 14% Gross Profit $95.0 85% $75.7 90% $11.8 70% $0.0 n/a $182.5 86% Direct Sales & Marketing2 $60.8 55% $42.9 51% $12.5 74% $0.0 n/a $116.1 55% Segment Contribution $34.3 31% $32.8 39% -$0.7 -4% $0.0 n/a $66.4 31% Unallocated Expenses COGS $5.1 $5.1 2% S&M $6.4 $6.4 3% R&D $23.0 $23.0 11% Total G&A $32.4 $32.4 15% G&A - Shared IT Services $14.9 $14.9 7% G&A - Shared Services & Corporate Expenses $17.5 $17.5 8% Total Unallocated Expenses $66.9 $66.9 32% Adjusted EBITDA n/a -$0.5 0%

FY14 Unallocated R&D Spend of $30-$32MM

Spending falls into 4 buckets:

Bucket	Items
New Initiatives	Kids Reading
	Advanced English for Business
	E&E Reporting/Admin tool
	Lexia Reporting Tool & Assessment
Maintenance	Core RS Language
	Lexia Core5
Acquisition integration	Tell Me More new look
	Livemocha new look
Overhead	Management
	Rent, Travel, other

19 | ©2014 Rosetta Stone Inc.

Rosetta Stone

20 | ©2014 Rosetta Stone Inc. Economic Income Statement1,2 1. Please see the Appendix for definitions of non-GAAP metrics 2. Economic Income Statement reflects income statement based on bookings and expense lines adjusted for one-time items ($ Millions) 1Q13 2Q13 3Q13 4Q13 FY13 1Q14 2Q14 3Q14 Bookings $60.4 100% $63.1 100% $70.7 100% $84.0 100% $278.1 100% $61.2 100% $69.0 100% $82.1 100% Cost of Goods Sold $10.1 17% $10.0 16% $10.4 15% $14.1 17% $ 44.6 16% $11.3 18% $11.6 17% $12.1 15% Gross Profit $50.3 83% $53.1 84% $60.3 85% $69.9 83% $233.5 84% $50.0 82% $57.4 83% $70.1 85% Operating Expenses: Sales & Marketing $36.0 60% $31.3 50% $35.8 51% $42.0 50% $145.0 52% $37.3 61% $38.9 56% $44.1 54% Research & Development $ 6.1 10% $ 7.6 12% $ 8.2 12% $ 8.0 10% $ 29.9 11% $ 7.8 13% $ 7.4 11% $ 7.8 9% General & Administrative $ 9.7 16% $10.4 17% $10.5 15% $12.3 15% $ 42.9 15% $11.7 19% $10.9 16% $11.9 14% Total Operating Expenses $51.8 86% $49.3 78% $54.4 77% $62.3 74% $217.8 78% $56.8 93% $57.3 83% $63.7 78% Adjusted EBITDA $ (1.6) -3% $ 3.7 6% $ 5.9 8% $ 7.6 9% $ 15.7 6% $ (6.8) -11% $ 0.1 0.2% $ 6.3 8%